THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M.
    NEW YORK CITY TIME, ON _________, 1997 (THE "INITIAL EXPIRATION DATE")
       UNLESS OTHERWISE EXTENDED BY THE COMPANY IN ITS SOLE DISCRETION
                (SUCH DATE, AS EXTENDED, the "EXPIRATION DATE")

--------------------------------------------------------------------------------


                           LETTER OF TRANSMITTAL
                       FOR TENDER OF ALL OUTSTANDING


             11 3/4% Series C Senior Secured Step-up Notes Due 2000

                                 In Exchange For

             11 3/4% Series D Senior Secured Step-up Notes Due 2000

                                        OF
                          WRIGHT MEDICAL TECHNOLOGY, INC.
                          Pursuant to the Exchange Offer
              ----------------------------------------------------

                   The Exchange Agent for the Exchange Offer is:

                     To:  State Street Bank and Trust Company
                                   Exchange Agent
                      By Mail, Overnight Delivery or By Hand
                              Two International Place
                                 Boston, MA 02110
                           Attention: Jacqueline Rivera
                            Corporate Trust Department
                            Telephone: (617) 664-5419
                           By Facsimile: (617) 664-5371
              ----------------------------------------------------

         Delivery of this instrument to an address, or transmission via facsimile, other than as set forth above, does not constitute a valid delivery. The instructions contained herein should be read carefully before this Letter of Transmittal is completed.

         The undersigned acknowledges receipt and review of the Prospectus dated _____, 1997, (the "Prospectus") containing the terms of the Exchange Offer of Wright Medical Technology, Inc., a Delaware corporation (the "Company"), and this Letter of Transmittal and instructions hereto (the "Letter"), in connection with the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 11 3/4% Series D Senior Secured Step-up Notes Due 2000 (the "Registered Notes") for each $1,000 principal amount of its outstanding 11 3/4% Series C Senior Secured Step-up Notes Due 2000 (the "Old Notes"). The terms of the Registered Notes are identical in all material respects (including principal amount, interest rate and maturity) to the terms of the Old Notes for which they may be exchanged pursuant to the Exchange Offer, except that (i) the Registered Notes will have been registered under the Securities Act of 1933, as amended (the "Securities Act"), and, therefore, will not bear legends restricting the transfer thereof and (ii) holders of the Registered Notes will not be entitled to certain rights of holders of the Old Notes under a registration rights agreement which will terminate upon consummation of the Exchange Offer. Following the consummation of the Exchange Offer, holders of Old Notes and Registered Notes will not have any further registration rights, and the Old Notes will continue to be subject to certain restrictions on transfer.

         Capitalized terms used but not defined herein have the meaning given them in the Exchange Offer as set forth in the Prospectus.

         The undersigned has completed, executed and delivered this Letter to indicate the action he or she desires to take with respect to the Exchange Offer.

     PLEASE READ THIS ENTIRE LETTER CAREFULLY BEFORE CHECKING ANY BOX BELOW.

          THIS LETTER OF TRANSMITTAL IS TO BE COMPLETED BY ALL TENDERING
             HOLDERS OF OLD NOTES REGARDLESS OF WHETHER SUCH NOTES
                   ARE BEING PHYSICALLY DELIVERED HEREWITH.

               THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED
                "DESCRIPTION OF OLD NOTES TENDERED" BELOW AND
                  SIGNING THIS LETTER WILL BE DEEMED TO HAVE
                     TENDERED THE OLD NOTES AS SET FORTH
                              IN SUCH BOX BELOW.

         This tender of Old Notes for Registered Notes, if effective, will be binding upon the Holder of the Old Notes who gives such tender, subject only to a valid revocation of the tender by the Holder by delivery to the Trustee of a written notice of revocation prior to the Effective Date, completed, signed, dated and delivered to the Trustee in the manner described in the Prospectus. Tenders may not be revoked after the Effective Date.

         List below the Old Notes to which this Letter relates. If the space provided below is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter. The minimum permitted tender is $1,000 principal amount of Old Notes; all tenders must be in integral multiples of $1,000.



                        DESCRIPTION OF OLD NOTES TENDERED
--------------------------------------------------------------------------------

                                            Aggregate
Name(s) and Address(es)                     Principal
of Registered Holder(s)     Certificate       Amount         Principal Amount
(Please fill in, if         or Cede & Co.   Represented     Tendered* (must be
blank, exactly as name(s)     Account           By         an integral multiple
appear(s) on Old Note(s)      Number(s)    Certificate(s)       of $1,000)
--------------------------------------------------------------------------------





                              Total:
--------------------------------------------------------------------------------

* Unless otherwise indicated in the last column, and subject to the terms and conditions of the Prospectus, you will be deemed to have tendered the entire aggregate principal amount represented by the Old Notes indicated in the column labeled "Aggregate Principal Amount Represented by Certificate(s)." See Instruction 2.
--------------------------------------------------------------------------------

         This Letter must be used whether certificates for Old Notes are to be forwarded herewith or whether guaranteed delivery procedures are to be used, according to the procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." Your bank or broker can assist you in completing this form. The instructions included with this Letter must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this Letter and the Notice of Guaranteed Delivery may be directed to the Exchange Agent or the Company. See Instruction 10.

         Holders of Old Notes who wish to tender and whose Old Notes are not immediately available or who cannot deliver their Old Notes and all other documents required hereby (other than this Letter) to the Exchange Agent on or before the Expiration Date must tender Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering Old Notes" and "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 1 below.

   o  CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED
      PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE
      THE FOLLOWING:

      Name of Registered Holder(s): ____________________________________________

      Name of Eligible Institution that Guaranteed Delivery:  __________________

   o  CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE
      ADDITIONAL COPIES OF THE PROSPECTUS AND COPIES OF ANY
      AMENDMENTS OR SUPPLEMENTS THERETO.

      Name:  ___________________________________________________________________

      Address:  ________________________________________________________________

      Number of Copies Requested: ____________________


               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         Upon the terms of and subject to the conditions to the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of Old Notes indicated above. Subject to, and effective upon, acceptance for exchange of the Old Notes tendered herewith for Registered Notes, by executing this Letter the undersigned hereby irrevocably sells, assigns and transfers to or upon the order of the Company or its assignee all right, title and interest in and to all such Old Notes tendered hereby, waives any and all rights with respect to the Old Notes tendered hereby (including, without limitation, the undersigned's waiver of any existing or past defaults and their consequences with respect to the Old Notes) and releases and discharges any obligor or parent of any obligor of the Old Notes from any and all claims the undersigned may have now, or may have in the future, arising out of or related to the Old Notes, including, without limitation, any claims that the undersigned is entitled to receive additional principal or interest payments with respect to the Old Notes. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such Old Notes, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to
(a) deliver certificates representing such Old Notes, or transfer ownership of such Old Notes on the account books maintained by the Depository, together, in each such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company, (b) present such Old Notes for transfer on the relevant security register and (c) receive all benefits or otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offer.

         The undersigned acknowledges that this Exchange Offer is being made in reliance on an interpretation by the staff of the Securities and Exchange Commission (the "SEC") that the Registered Notes issued pursuant to the Exchange Offer in exchange for the Old Notes may be offered for resale, resold and otherwise transferred by holders thereof (other than broker-dealers, as set forth below, and any such holder which is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act provided that such Registered Notes are acquired in the ordinary course of such holders' business and such holders have no arrangement or understanding with any person to participate in the distribution of such Registered Notes.

         The undersigned understands that the tender of Old Notes for Registered Notes provided hereby shall remain in full force and effect until such tender is revoked in accordance with the procedures set forth in the Exchange Offer and this Letter. The undersigned understands that a revocation of such tender will not be effective following 5:00 p.m., New York City time, on the Expiration Date. See Instruction No.3: "Withdrawal of Tenders."

         By tendering, the undersigned hereby warrants that as a Holder, he, she or it has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and when the same are accepted for exchange by the Company or its assignee, the Company or its assignee will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, restrictions, claims, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and will not be subject to any adverse claim. The Holder further represents and warrants that he, she or it owns the Old Notes being tendered hereby and is entitled to tender such Old Notes.

         The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent, the Depository or the Company, or its assignee, to be necessary or desirable to complete the assignment, transfer and purchase of the Old Notes tendered hereby pursuant to the Exchange Offer in respect of such Old Notes. The undersigned has read and agrees to all of the terms and conditions of the Exchange Offer. The tender of Old Notes by the undersigned pursuant to this Letter will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

         Each Holder understands that the Registered Notes have been registered under the Securities Act. The Holder further understands that any resale of the Registered Notes absent compliance with the registration and Prospectus delivery requirements of the Securities Act, depends in part upon, and the Registered Notes are being issued in the Exchange Offer by the Company in reliance on, the representations and warranties set forth below. Each Holder hereby represents, warrants, and covenants to the Company, for himself, herself or itself, and for any beneficial owner** As used herein, the term "beneficial owner" means the person with investment power with respect to the Old Notes. of the Registered Notes with respect to which such Holder is a registered holder, that:

(a) No Agreement to Participate in a Distribution. The Holder acknowledges that neither the Holder of Old Notes nor any such other person is participating in, intends to participate in or has an arrangement or understanding with any person to participate in, the distribution of such Registered Notes, and further, if the Holder is not a broker-dealer or is a broker-dealer but will not receive Registered Notes for its own account in exchange for Old Notes, neither the Holder nor any such other person is engaged in or intends to participate in a distribution of the Registered Notes; and

(b)       Not an Affiliate.  The Holder represents and warrants that neither the

          Holder nor any such other person is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act; or

(c) Participant in a Distribution or Affiliate. In the alternative, if the tendering Holder tenders Old Notes with the intention of participating, or for the purpose of participating, in the distribution of the Registered Notes or if the tendering Holder is an "affiliate" of the Company, such person acknowledges that he, she or it may not rely upon certain interpretations by the staff of the Securities and Exchange Commission described in the Prospectus, and that, in the absence of an exemption therefrom, he, she or it must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction, and any such secondary resale


-----------------

* As used herein, the term "beneficial owner" means the person with investment power with respect to the Old Notes.

transaction must be covered by an effective registration statement containing the selling securityholder information required by Item 507 of Regulation S-K under the Securities Act.

(d) Participating Broker-Dealers. If the tendering Holder is a broker-dealer (whether or not it is also an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act) that will receive Registered Notes for its own account in exchange for Old Notes, it (i) represents that the Old Notes to be exchanged for the Registered Notes were acquired by it as a result of market-making activities or other trading activities, (ii) acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Registered Notes, and (iii) acknowledges that such a secondary resale transaction should be covered by an effective registration statement containing the selling security holder information required by Item 507 of Regulation S- K. By acknowledging that it will deliver and by delivering a prospectus meeting the requirements of the Securities Act in connection with any resale of such Registered Notes, the undersigned is not deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

(e) Ordinary Course of Business. The Holder acknowledges that the Registered Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the person receiving such Registered Notes, whether or not such person is such Holder.

(f) Reliance on Representations; Accuracy at Closing. The Holder acknowledges that the Company and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements and agrees that, if any of the acknowledgments, representations or warranties deemed to have been made by it by its tendering of the Old Notes pursuant to the Exchange Offer shall cease to be accurate at any time prior to the consummation of the transactions contemplated hereby, it shall promptly notify the Company. If it is acquiring any Registered Notes as a fiduciary or agent for one or more beneficial owners, it represents that it has full power to make the foregoing acknowledgments, representations and agreements on behalf of each such account.

(g) Authorization. The execution, delivery and performance of this Letter of Transmittal has been duly authorized by all necessary corporate or other action of each Holder. The acceptance of the terms of the Exchange Offer constitute a valid and binding obligation of each Holder, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

         The undersigned understands that, upon acceptance by the Company of the Old Notes tendered under the Exchange Offer, the undersigned will be deemed to have accepted the Registered Notes and will not receive any cash payment of interest on such Old Notes accrued from and after the date of issuance of the Registered Notes as set forth in the Prospectus.

         The undersigned understands that the Company may accept the undersigned's tender at any time on or after the Expiration Date by delivering oral or written notice of acceptance to the Exchange Agent. Tenders of Old Notes may be withdrawn at any time prior to 5 p.m., New York City time, on the Expiration Date.

         The undersigned recognizes that, under certain circumstances and subject to certain conditions to the Exchange Offer (which the Company may waive) set forth in the Prospectus, the Company may not be required to accept for exchange any of the Old Notes tendered or any Old Notes tendered after the Expiration Date. The Old Notes not accepted for exchange will be returned to the undersigned at the address set forth unless otherwise indicated under the "Special Delivery Instructions" below.

         All authority conferred or agreed by this Letter shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Letter shall be binding upon his or her heirs, personal representatives, successors and assigns. Tenders may be withdrawn only in accordance with the procedures set forth in the Instructions contained in this Letter and in the Prospectus.

         The undersigned understands that the delivery and surrender of the Old Notes is not effective, and the risk of loss of the Old Notes does not pass to the Exchange Agent, until receipt by the Exchange Agent of this Letter, or a facsimile hereof, duly completed and signed, together with all accompanying evidences of authority in form satisfactory to the Company and any other required documents. All questions as to validity, form and eligibility of any surrender of Old Notes hereunder will be determined by the Company, in its sole discretion, and such determination shall be final and binding on Holders.

         Unless otherwise indicated under "Special Exchange Instructions" or "Special Delivery Instructions" below, the Exchange Agent will deliver Registered Notes (and, if applicable, a certificate for any principal amount of Old Notes not exchanged) in the name of and to the undersigned at the address set forth below his or her signature. The undersigned recognizes that the Company has no obligation pursuant to the Special Exchange Instructions to transfer any Old Notes from the name of the registered holder thereof if the Company does not accept for exchange any of the principal amount of such Old Notes.

          PLEASE SIGN HERE (TO BE COMPLETED BY ALL EXCHANGING HOLDERS OF OLD
          NOTES   REGARDLESS  OF  WHETHER  OLD NOTES  ARE  BEING  PHYSICALLY
          DELIVERED HEREWITH)



                          IMPORTANT -- READ CAREFULLY
                         TENDERING HOLDER(S) SIGN HERE

--------------------------------------------------------------------------------

This authorization of tender must be executed by the registered Holder(s), or the DTC Participant(s), in exactly the same manner as the name(s) of such Holder(s) appear(s) on the Notes or the position listing of Cede & Co. If Notes to which this tender relates are held of record by two or more joint registered Holders, all such Holders must sign this authorization form. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and must submit proper evidence satisfactory to the Company of such person's authority so to act. Certain signatures on this authorization form must be guaranteed by a firm that is a member of the National Association of Securities Dealers, Inc., or a member of a registered national securities exchange or by a commercial bank or trust company having an office in the United States (See Instruction 1).

--------------------------------------------------------------------------------


--------------------------------------       -----------------------------------

--------------------------------------       -----------------------------------
     Signature(s) of Owner(s)                        Date
     or Authorized Signatory

Area Code and Telephone Number:

Taxpayer Identification or Social Security Number

Certain Signature(s) Must Be
Guaranteed by an Eligible                    -----------------------------------
Institution:  (See Instruction 1)            (Authorized Signature)

                                             -----------------------------------
                                             (Name, Title):
                                             (Please Print)

                                             -----------------------------------
                                             (Name of Firm)

                                             Date:______________________________

         PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW. IF A PERSON HAS BEEN INDICATED UNDER "SPECIAL EXCHANGE INSTRUCTIONS" BELOW, SUCH PERSON MUST COMPLETE A SUBSTITUTE FORM W-9.

         Must be signed by the registered holder(s) of Old Notes as their name(s) appear(s) on certificate(s) for Old Notes or on a security position listing, or by a person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Letter. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. See Instruction 5 below.

                                             Name(s):

                                             ___________________________________
                                             (Please Print)

                                             Capacity:__________________________

                                             Address:

                                             ___________________________________
                                             (Including Zip Code)

Certain Signature(s) Must Be
Guaranteed by an Eligible                    ___________________________________
Institution:  (See Instruction 1)            (Authorized Signature)

                                             ___________________________________
                                             (Title)

                                             ___________________________________
                                             (Name of Firm)

                                             Date:______________________________


   SPECIAL EXCHANGE INSTRUCTIONS                SPECIAL DELIVERY INSTRUCTIONS
   (See Instructions 1, 5 and 6)                    (See Instruction 6)

To be completed ONLY if certificates To be completed ONLY if certificates for for Old Notes in a principal amount Old Notes in a principal amount not not exchanged, or Registered Notes, exchanged, or Registered Notes, are to are to be issued in the name of be sent to someone other than the person
someone  other  than  the  person or    or persons whose signature(s) appears on
persons  whose  signature(s) appears    the face of this Letter or to an address
on the face of this Letter or other than that shown in the box issued to a record address different entitled "Description of Old Notes
from  than  that  shown  in  the box    Tendered" on the face of this Letter.
entitled  "Description  of Old Notes
Tendered" on the face of this Letter.

Name:_______________________________    Name:___________________________________
            (Please Print)                           (Please Print)

____________________________________    ________________________________________
            (Please Print)                           (Please Print)

Address:____________________________    Address:________________________________

____________________________________    ________________________________________
                            Zip Code                                    Zip Code

____________________________________    ________________________________________
 Employer Identification or                    Employer Identification or
     Social Security No.                           Social Security No.

                              INSTRUCTIONS

        Forming Part of the Terms and Conditions of the Exchange Offer

         1. Guarantee of Signatures. Signatures on this Letter need not be guaranteed if the Old Notes tendered hereby are tendered (a) by the registered Holder(s) thereof, unless such Holder has completed the box entitled "Special Delivery Instructions" above, or (b) for the account of a firm or other entity identified in Rule 17Ad under the Exchange Act that is a member of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office in the United States or any other Eligible Institution. In all other cases, all signatures on this Letter must be guaranteed by an Eligible Institution. Persons who are beneficial owners of Old Notes but are not registered Holders and who seek to tender Old Notes should contact the registered Holder of such Old Notes and instruct such registered Holder to tender on his behalf pursuant to the Exchange Offer. See Instruction 6.

         2. Requirements of Tender. This Letter is to be completed by Holders either if certificates are to be forwarded herewith or if delivery of Old Notes is to be made pursuant to the procedures for book-entry transfer set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering Old Notes." For a registered Holder to properly tender Old Notes pursuant to the Exchange Offer, a properly completed and duly executed Letter (or a facsimile thereof), together with any signature guarantees and any other documents required by these Instructions, must be received by the Exchange Agent at the address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date (to receive the Registered Notes), and either (i) certificates representing such Old Notes must be received by the Depository at such address or (ii) such Old Notes must be transferred pursuant to the procedures for book-entry transfer described in the Exchange Offer under the caption, "The Exchange Offer -- Procedures for Tendering Old Notes" and a book-entry confirmation must be received by the Exchange Agent, in each case prior to 5:00 p.m., New York City time, on the Expiration Date (to receive the Registered Notes). A Holder who desires to tender Old Notes and who cannot comply with procedures set forth herein for tender on a timely basis or whose Old Notes are not immediately available must comply with the guaranteed delivery procedures described below.

         In all cases, notwithstanding any other provision hereof, the exchange of Registered Notes for Old Notes tendered and accepted for exchange pursuant to the Exchange Offer will be made only after timely receipt by the Exchange Agent of (i) certificates representing such Old Notes in proper form for transfer or a book-entry confirmation with respect to such Old Notes and any other required documentation, (ii) this Letter properly completed and duly executed, (iii) any required signature guarantees and (iv) other documents required by this Letter.

         Holders whose certificates representing Old Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent or complete the procedures for book-entry transfer prior to the Expiration Date, may tender their Old Notes by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering Old Notes." Pursuant to such procedures, (a) the tender must be made by or through an Eligible Institution; (b) a Notice of Guaranteed Delivery, substantially in the form provided by the Company herewith, properly completed and duly executed, must be received by the Exchange Agent as provided below prior to 5:00 p.m., New York City time, on the Expiration Date, and (c) the certificates representing all tendered Old Notes, or a book-entry confirmation with respect to all tendered Old Notes, together with this Letter, properly completed and duly executed, and any required signature guarantees, and all other documents required by the Letter, are received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery.

         The method of delivery of certificates representing Old Notes, this Letter, any required signature guarantees and any other required documents, including delivery through the Depository, is at the option and risk of the tendering Holder and delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended and the mailing should be sufficiently in advance of the Expiration Date to ensure timely delivery.

         All tendering registered Holders, by execution of this Letter, waive any right to receive any notice of the acceptance of their Old Notes for purchase.

         Any financial institution in the Depository may make a book-entry delivery of Old Notes by causing the Depository to transfer Old Notes to the Exchange Agent's account. However, although delivery of Old Notes may be effected through book-entry transfer at the Depository, a properly completed and executed Letter of Transmittal, and any other documents required by this Letter of Transmittal, must, in any case, be transmitted to, and received by, the Exchange Agent, at its address set forth on the front cover, prior to the Expiration date. Old Notes will not be deemed surrendered until the Letter of Transmittal is received by the Exchange Agent. DELIVERY OF A LETTER OF TRANSMITTAL TO THE DEPOSITORY WILL NOT CONSTITUTE VALID DELIVERY TO THE EXCHANGE AGENT.

         3. Withdrawal of Tenders. Old Notes tendered in the Exchange Offer may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date by the registered Holder thereof as of the Record Date. Old Notes may not be withdrawn at any time after the Expiration Date. In addition, tenders of Old Notes may be validly withdrawn if the Exchange Offer is terminated without any Old Notes being purchased thereunder. In the event of a termination of the Exchange Offer, the Old Notes tendered pursuant to the Exchange Offer will be promptly returned to the tendering Holder.

         Any registered Holder of Old Notes who has tendered Old Notes pursuant to the Exchange Offer or who succeeds to the record ownership of Old Notes in respect of which such tenders have previously been given may (i) withdraw such Old Notes prior to 5:00 p.m., New York City time, on the Expiration Date. To be effective, a registered Holder of Old Notes held in physical form must provide a written or facsimile transmission notice of withdrawal of a tender which notice must contain (i) the name of the registered Holder of the Old Notes to be withdrawn, (ii) a description of the Old Notes to be withdrawn, (iii) the certificate numbers shown on the particular certificates representing such Old Notes, (iv) the aggregate principal amount represented by such Old Notes, (v) the signature of such registered Holder of the Old Notes executed in the same manner as the original signature on the Letter (including any signature guarantee (if such original signature was guaranteed)); and (vi) if such Old Notes were tendered by book-entry transfer, the registered Holder's book-entry confirmation. For a withdrawal to be effective, a registered Holder of Old Notes held with the Depository must (i) call such registered Holder's broker and instruct such broker to withdraw such tender of Old Notes by debiting the Exchange Agent's account at the Depository of all Old Notes to be withdrawn; and (ii) instruct such broker to provide a written telegraphic or facsimile transmission notice of withdrawal to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Such notice of withdrawal shall contain (i) the name of the person who tendered the Old Notes; (ii) a description of the Old Notes to be withdrawn; and (iii) the aggregate principal amount represented by such Old Notes. A purported notice of withdrawal which lacks any of the required information will not be an effective withdrawal of a tender previously made. If the Old Notes to be withdrawn have been delivered or otherwise identified to the Exchange Agent, a signed notice of withdrawal is effective immediately upon receipt by the Exchange Agent of written or facsimile transmission of the notice of withdrawal even if physical release is not yet effected.

         The Company or its assignee will have the right, which may be waived, to reject a defective tender of Old Notes as invalid and ineffective. If the Company, or its assignee, waives its right to reject a defective tender of Old Notes, the registered Holder will be entitled to receive Registered Notes if such Old Notes were delivered prior to 5:00 p.m., New York City time, on the Expiration Date. Any Old Notes that have been tendered pursuant to the Exchange Offer but that are not purchased thereby will be returned to the registered Holder thereof without cost to such registered Holder as soon as practicable following the Expiration Date.

         If the Company is delayed in its acceptance for exchange of any Old Notes (whether before or after the Company's acceptance for payment of such Old Notes), or the Company extends the Exchange Offer or is unable to accept for payment or pay for Old Notes pursuant to the Exchange Offer for any reason then, without prejudice to the Company's rights hereunder, tendered Old Notes may be retained by the Exchange Agent on behalf of the Company and may not be withdrawn except to the extent that tendering Holders of such Old Notes are entitled to withdrawal rights as set forth herein.

         A valid withdrawal of a tender of Old Notes tendered pursuant to the Exchange Offer may not be rescinded and any Old Notes properly withdrawn will not be deemed to be validly tendered for purposes of the Exchange Offer. However, Old Notes withdrawn from the Exchange Offer may be re-tendered by repeating one of the procedures described in Instruction 2 above at any time prior to 5:00 p.m., New York City time, on the Expiration Date. Any registered Holder who properly withdraws Old Notes tendered pursuant to the Exchange Offer and does not properly re-tender such Notes pursuant to the Exchange Offer prior to 5:00 p.m., New York City time, on the Expiration Date will not receive the Registered Notes.

         All questions as to the validity (including time of receipt) of notices of withdrawal will be determined by the Company, in its sole discretion, whose determination will be final and binding. None of the Company, the Exchange Agent, the Trustee, or any other person is under any duty to give notification of any defects or irregularities in any notice of withdrawal or incur any liability for failure to give any such notification.

         4. Partial Tenders. If less than the entire principal amount of any Old Notes evidenced by a submitted certificate is tendered, the tendering Holder must fill in the principal amount tendered in the fourth column of the box entitled "Description of Old Notes Tendered" above. The entire principal amount of all Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes is not tendered, certificates for the principal amount of Old Notes not tendered and for the Registered Notes will be sent to the Holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Old Notes are accepted for exchange.

         5. Signatures on This Letter; Bond Powers and Endorsements. If this Letter is signed by the registered Holder(s) of the Old Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Letter is signed by a DTC Participant, the signature must correspond with the names indicated in the position listing of Cede & Co.

         If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter. If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters as there are names in which certificates are held.

         If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company or its assignee of their authority so to act must be submitted, unless waived by the Company or its assignee.

         If this Letter is signed by the registered Holder(s) of the Old Notes listed and tendered hereby, no endorsements of certificates or separate bond powers are required unless certificates for Registered Notes offered in exchange or for Old Notes not tendered or not accepted for purchase are to be issued to, a person other than the registered Holder(s). Signatures on such certificates must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

         If this Letter is signed by a person other than the registered Holder(s) of the Old Notes listed, the certificates representing such Old Notes must be properly endorsed for transfer by the registered Holder or be accompanied by a properly completed bond power from the registered Holder in form satisfactory to the Company, if such Old Notes are being tendered into the Exchange Offer, with signatures on the endorsement or bond power guaranteed by an Eligible Institution.

         6. Special Delivery Instructions. If certificates for the Registered Notes are to be returned to a person other than the person(s) signing this Letter or to an address other than that shown above, the appropriate boxes on this Letter entitled "Special Delivery Instructions" should be completed. olders of Old Notes delivering Old Notes by book-entry transfer may request that Old Notes not accepted for payment be credited to such account maintained at the Depository as such registered Holder(s) may designate hereon. If no such instructions are given, such Old Notes not accepted for payment will be returned by crediting the account at the Book-Entry Transfer Facility. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

         7. Waiver of Conditions to the Exchange Offer. The Company, in its sole discretion, reserves the right to waive any and all conditions to the Exchange Offer described in the Prospectus under "The Exchange Offer -- Conditions to the Exchange Offer" in the case of any Old Notes tendered, in whole or in part from time to time.

         8. Mutilated, Lost, Stolen or Destroyed Notes. Any Holder of Old Notes whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Trustee or the Exchange Agent at the addresses indicated above for further instructions. CONFIDENTIAL DRAFT

         9. Copies. Questions relating to the procedure for tendering and requests for additional copies of the Prospectus, this Letter and Notice of Guaranteed Delivery may be directed to the Exchange Agent, attention: Jacqueline Rivera; or to the Dealer Manager, Jefferies & Company, Inc., attention: Leo Chang, (212) 903-2722. Requests for assistance may also be delivered to the tendering Holder's broker, dealer, commercial bank or trust company.

         10. Determination of Validity. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of tendered Old Notes will be resolved by the Company, in its sole discretion, whose determination will be final and binding. The Company reserves the absolute right to reject any or all tenders that are not in proper form or the acceptance of which may, in the opinion of counsel for the Company, be unlawful. Conditional, irregular or contingent tenders will be considered defective. The Company also reserves the absolute right to waive the conditions of the Exchange Offer as set forth in the Exchange Offer under "The Exchange Offer -- Conditions to the Exchange Offer" and any irregularities or conditions of tender as to particular Old Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter) will be, in its sole discretion, final and binding. Unless waived, any irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine. The Company and Exchange Agent shall not be under any duty to give notification of defects in such tenders and shall not incur liabilities for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such irregularities have been cured or waived by the Company. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the irregularities have not been cured or waived by the Company will be returned by the Exchange Agent to the tendering Holder, unless otherwise provided in the Letter, as soon as practicable following the Expiration Date or termination of the Exchange Offer.

         11. Inadequate Space. If the space provided herein is inadequate, the aggregate principal amount of the Old Notes being tendered and the security numbers (if available) should be listed on a separate schedule.

         12. 31% Backup Withholding; Substitute Form W-9. Under U.S. federal income tax law, a Holder whose tendered Old Notes are accepted for exchange is required, unless an exemption applies, to provide the Exchange Agent with such Holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 of this Letter and certify, under penalties of perjury, that such number is correct and he or she is not subject to backup withholding. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the Holder or other payee to a $50 penalty. In addition, payments, if any, to such Holders or other payees with respect to the Old Notes may be subject to 31% backup withholding.

         The box in Part 2 of the Substitute Form W-9 may be checked if the tendering Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the Holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below Substitute Form W-9 in order to avoid backup withholding. Notwithstanding that the box in Part 2 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the
Exchange Agent will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent.

         The Holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered owner of the Old Notes or of the last transferee appearing on the transfers attached to, or endorsed on, the Old Notes. If the Old Notes are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W- 9" for additional guidance on which number to report.

         Certain Holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such Holders should nevertheless complete the attached Substitute Form W-9 below and check the box in Part 3 of Substitute Form W-9 for "exempt," to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that Holder's exempt status. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which Holders are exempt from backup withholding.

     Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

                TO BE COMPLETED BY ALL EXCHANGING HOLDERS OF OLD NOTES
       If a person has been indicated under "Special Exchange Instructions," such person must complete a substitute Form W-9 (See Instruction 13 and the enclosed Guidelines for Certificates of Taxpayer Identification Number on Substitute Form W-9.)
--------------------------------------------------------------------------------

                    Part 1--PLEASE PROVIDE YOUR TIN   TIN:_____________________
                            IN THE BOX AT RIGHT AND       Social Security Number
                            CERTIFY BY SIGNING AND                 or
                            DATING BELOW                 Employer Identification
                                                                 Number



                    Part 2--TIN Applied For o (SIGN THIS FORM AND THE
SUBSTITUTE                                     CERTIFICATION OF AWAITING
                                               TAXPAYER IDENTIFICATION
                                               NUMBER BELOW)

Form W-9            Part 3--Exempt o (See enclosed Guidelines for additional
                                      information and SIGN THIS FORM)
Department of
  the Treasury
Internal Revenue
  Service           CERTIFICATION:
                                   UNDER THE PENALTIES OF PERJURY,
                                        I CERTIFY THAT:

Payor's Request
                    (1)  the number shown on this form is my correct Taxpayer
for Taxpayer             Identificatin Number (or I am waiting for a number to
Identification           be issued to me),
Number ("TIN")
and Certification   (2)  I am not subject to backup withholding either because:
                         (a)  I am exempt from backup withholding, or
                         (b)  I have not been  notified by the Internal  Revenue
                              Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or
                         (c)  the  IRS  has  notified  me  that  I  am no longer
                              subject to backup withholding, and
                    (3)  any other information  provided on this  form  is  true and correct.

                    SIGNATURE ____________________________  DATE _______________

--------------------------------------------------------------------------------
You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.
--------------------------------------------------------------------------------

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                        IN PART OF SUBSTITUTE FORM W-9


             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administrative Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 31 percent of all reportable payments made to me thereafter will be withheld until I provide the number and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 31 percent and all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

SIGNATURE _________________________________________   DATE _____________________

----------

IMPORTANT:     This Letter or a facsimile  hereof  (together with  Old Notes and all other required documents) or a Notice of Guaranteed Delivery must be received on or prior to the Expiration Date (as defined in the Prospectus).

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

A. TIN--The Taxpayer Identification Number for most individuals is your social security number. Refer to the following chart to determine the appropriate number:

-----------------------------------     ----------------------------------------
For this type       Give the SOCIAL     For this type         Give The EMPLOYER
of account          SECURITY number     of account:           IDENTIFICAION
                    of  (179)                                 number of ____
-----------------------------------     ----------------------------------------

1.   Individual     The individual      6.   Sole             The owner(3)
                                             proprietorship

2.   Two or more    The actual owner    7.   A valid trust,   Legal entity (4)
     individuals    of the account or,       estate, or
     (joint         if combined funds,       pension trust
     account)       any one of the
                    individuals (1)

3.   Custodian      The minor (2)       8.   Corporate        The corporation
     account of
     a minor
     (Uniform
     Gift to
     Minors Act)

4.   a.  The usual  The grantor-        9.   Association,     The organization
     revocable      trustee (1)              club, religious,
     savings trust                           charitable,
     (grantor is                             educational or
     also trustee)                           other tax-exempt
                                             organization

     b.  So-called  The actual
     trust account  owner (1)
     that is not a
     legal or valid
     trust under
     state law

5.   Sole
     proprietorship The owner (3)       10.  Partnership      The partnership

                                        11.  A broker or      The broker
                                             registered       or nominee
                                             nominee

                                        12.  Account with     The public entity
                                             the Department
                                             of Agriculture
                                             in the name of
                                             a public entity
                                             (such as a
                                             state or local
                                             government,
                                             school district
                                             or prison) that
                                             receives
                                             agricultural
                                             program payments

-----------------------------------     ----------------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.
(2) Circle the minor's name and furnish the minor's social security number.
(3) Show the individual's name. You may also enter your business name or "doing business as" name. You may use either your Social Security number or your employer identification number (if you have one).
(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

B. Exempt Payees --Payees specifically exempted from backup withholding on ALL payments include the following:

     A corporation.
     A financial institution.
     An  organization  exempt from  tax under section  501(a), or an  individual retirement  plan.
     The United States or any agency or instrumentality thereof.
     A State,  the District of Columbia,  a possession of the United States,  or any subdivision or instrumentality thereof.
     A foreign government,  a political subdivision of a foreign government,  or any agency or instrumentality thereof.
     An international organization or any agency or instrumentality thereof.
     A registered dealer in securities or commodities  registered in the U.S. or a possession of the U.S.
     A real estate investment trust.
     A common trust fund operated by a bank under section 584(a).
     An exempt  charitable  remainder  trust, or a non-exempt trust described in section  4947(a)(1).
     An entity registered at all times under the Investment Company Act of 1940. A foreign central bank of issue.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

     Payments to nonresident aliens subject to withholding under section 1441. Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.
     Payments of patronage  dividends  where the amount  received is not paid in money.
     Payments made by certain foreign organizations.
     Payments made to a nominee.

Payments of interest not generally subject to backup withholding include the following:

     Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.
     Payments of tax-exempt interest (including exempt-interest dividends under section 852).

     Payments described in section 6049(b)(5) to non-resident aliens. Payments on tax-free covenant bonds under section 1451.
     Payments made by certain foreign organizations.
     Payments made to a nominee.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding.

FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

         Certain payments other than interest, dividend, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041(a), 6045 and 6050A.

C. Obtaining a Number -- If you do not have a taxpayer identification number or you do not know your number, obtain Form SS- 5, application for a Social Security Number, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

D. Privacy Act Notice -- Section 6109 requires most recipients of dividend, interest or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable-interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number. Certain penalties may also apply.

E.   Penalties.

     (1) Penalty for failure to furnish taxpayer identification number. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

     (2) Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

     (3) Criminal penalty for falsifying information. Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

         FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.